Semiannual Report March 31, 1998


                                  OPPENHEIMER

                                  Intermediate
                                 Municipal Fund


                       [GRAPHIC OF CHECKBOOK AND PENCIL]


                            [Oppenheimer Funds Logo]

Report highlights
--------------------------------------------------------------------------------

Contents

 3  President's Letter
 4  Fund Performance
 6  An Interview
    with the Fund's Manager
11  Statement of Investments
18  Statement of Assets and Liabilities
20  Statement of Operations
21  Statements of Changes in Net Assets
22  Financial Highlights
24  Notes to Financial Statements
29  Officers and Trustees
32  Information and Services


[bullet] 4-star Morningstar: The Fund's Class A shares have maintained an overall 4-star Morningstar ranking for the combined 3-, 5- and 10-year periods ended March 31, 1998, among 1,403 (3-year), 831 (5-year), and 329 (10-year)
fixed-income funds.(1)


[bullet] Interest Rates Fell--Bond Prices Rose: The key to the Fund's strong performance was being able to adjust quickly to the changing direction of interest rates in early 1998.

[bullet] Inflation Stays Low: The Asian economic crisis is slowing the demand for oil and other commodities, exerting downward pressure on inflation.


Cumulative Total Returns

For the 6-month Period
Ended 3/31/98

Class A

Without            With
Sales Chg.(2)      Sales Chg.(3)
3.80%              0.17%

Class B

Without            With
Sales Chg.(2)      Sales Chg.(3)
3.41%              (0.59)%

Class C

Without            With
Sales Chg.(2)      Sales Chg.(3)
3.42%              2.42%

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. Source: Morningstar, Inc., 3/31/98. Morningstar, Inc. ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below the 90-day U.S. Treasury bill returns, respectively. Overall star ranking is subject to change monthly. Top 10% are ranked 5 stars, next 22.5% are 4 stars, middle 35% are 3 stars, next 22.5% are 2 stars and bottom 10% are 1 star.
2. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.
3. Class A return includes the current maximum initial sales charge of 3.50%. Class B return includes the applicable contingent deferred sales charge of 3%. Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


2   Oppenheimer Intermediate Municipal Fund

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO]
James C. Swain
Chairman
Oppenheimer
Intermediate
Municipal Fund

[PHOTO]
Bridget A. Macaskill
President
Oppenheimer
Intermediate
Municipal Fund


These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.
      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of dispos- able income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.
      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.
      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.
      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.
      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ James C. Swain                                /s/ Bridget A. Macaskill
------------------                                ------------------------
James C. Swain                                    Bridget A. Macaskill
April 21, 1998

3    Oppenheimer Intermediate Municipal Fund

Performance update
--------------------------------------------------------------------------------

Avg Annual Total Returns

For the Periods Ended 3/31/98(1)

Class A

1 year      5 year      10 year
5.85%       5.24%       7.69%


Class B

                         Since
1 year      5 year       Inception
4.86%       N/A          5.55%

Class C

1 year      5 year       Inception
7.81%       N/A          4.89%

Cumulative Total Return
For the Period Ended 3/31/98(1)

Class A
5 year
29.12%      $12,911(3)


Standardize Yields(4)
For the 30 Days Ended 3/31/98

Class A
3.97%

Class B
3.35%

Class C
3.35%


Oppenheimer Intermediate Municipal Fund continued to perform very well during a period of generally falling interest rates. The key to the Fund's performance was boosting the bond portfolio's "duration"--that is, its sensitivity to interest rates--at the right time. As a result, Oppenheimer Intermediate Municipal Fund's Class A shares remained in the top 10% of intermediate municipal bond funds, ranking 11 of 140 for the one-year period ended 3/31/98, as measured by Lipper Analytical Services, Inc.(2)


Growth of $10,000
Over five year
(without sales charges)(3)

[TABULAR REPRESENTATION OF MOUNTAIN CHART]

Oppenheimer Intermediate
     Municipal Fund                Lehman Municipal
     Class A Shares                   Bond Index
         10000                          10000
         10200                          10327
         10511                          10676
         10635                          10825
         10140                          10231
         10252                          10344
         10307                          10415
         10168                          10266
         10668                          10991
         10905                          11257
         11213                          11581
         11531                          12058
         11526                          11913
         11602                          12004
         11822                          12281
         12117                          12594
         12161                          12563
         12498                          12996
         12856                          13388
         13213                          13751
         13348                          13910
         3/31/93                        3/31/98

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 3.50%. Class A shares were first publicly offered on 11/11/86. The Fund's maximum sales charge for Class A shares was higher prior to 2/1/92, so actual performance may have been lower. Class B returns include the applicable contingent deferred sales charge of 4% (1-year) and 2% (since inception on 9/11/95). Class C returns for the one-year result include the contingent deferred sales charge of 1%. Class C shares have an inception date of 12/1/93. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.


4    Oppenheimer Intermediate Municipal Fund

Portfolio review
--------------------------------------------------------------------------------

[TABULAR REPRESENTATION OF PIE CHART]

Credit Allocation(5)
AAA           42.9%
AA             3.3
A             22.7
BBB           18.7
BB            10.1
B              2.3

Oppenheimer Intermediate Municipal Fund is for investors looking for a source of income exempt from federal income taxes with less volatility than a long-term bond fund.

What We Look For
[bullet] Reduced interest-rate risk.
[bullet] Diversification across a wide range of municipal securities. [bullet] Sectors and regions with high relative value.


10 Largest Positions by State(5)
---------------------------------------------------
 California   16.2%           Texas            5.7%
---------------------------------------------------
 New York     15.3            South Carolina   4.0
---------------------------------------------------
 Illinois      7.9            Connecticut      3.6
---------------------------------------------------
 Michigan      7.6            Florida          3.2
---------------------------------------------------
 Pennsylvania  6.2            Puerto Rico      3.1
---------------------------------------------------

2. Source: Lipper Analytical Services, Inc., 3/31/98. Based on the comparisons between changes in net asset value without considering sales charges, with dividends and capital gains distributions of the Fund's Class A shares reinvested. The Fund's Class A shares were ranked 11 of 140 (1-year), 16 of 59 (5-year) and 1 of 23 (10-year) among intermediate municipal bond funds for the period ended 3/31/98.
3. Results of a hypothetical $10,000 investment in Class A shares on March 31, 1993. The Lehman Municipal Bond Index includes a broad range of municipal bonds. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors.
4. Standardized yield is based on net investment income for the 30-day period ended 3/31/98. Falling net asset values will tend to artificially raise yields.
5. Portfolio data is as of 3/31/98, and is subject to change. Portfolio data is dollar-weighted based on investment assets. Securities rated by any rating organization are included in the equivalent Standard & Poor's rating category. Average credit quality and allocation include rated securities and those not rated by a national rating organization (currently 14.1% of total investments) but which the ratings given above have been assigned by the Manager for internal purposes as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category.


5   Oppenheimer Intermediate Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------

"New York City has enjoyed a well-publicized renaissance in terms of its finances and quality of life."

How has the Fund performed during the period?
The Fund, which invests primarily in intermediate-term bonds issued by municipalities throughout the United States, performed quite well during the period. For the six-month period ending March 31, 1998, Oppenheimer Intermediate Municipal Fund's Class A shares produced a cumulative total return, without sales charges, of 3.80%.(1)

What factors affected your performance?
The biggest factor that contributed to the Fund's performance was our decision to extend the portfolio's duration (sensitivity to interest rates) beyond the industry average. The longer the duration, the more sensitive the bond portfolio is to changes in interest rates. That's because longer-duration portfolios are collecting fixed interest-rate payments for a longer period of time, while interest rates paid on other bonds fluctuate. When interest rates on other bonds are falling, which occurred for most of the six-month period, then bonds paying a fixed-income stream become more valuable. A few weeks into the new year, the yield on the benchmark 30-year U.S. Treasury bond yield fell below 5.7%, as investors apparently became convinced that the economic turmoil in Asia would lead to even lower inflation.
      However, we were becoming increasingly concerned that the market was overreacting to the Asia turmoil. In our experience, when there is such a strong conviction on one side of a debate, there's greater risk that unforeseen information can disturb the market.




1. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


6   Oppenheimer Intermediate Municipal Fund

[PHOTO]
Portfolio Management
Team (l to r)
Bob Patterson
Caryn Halbrecht
(Portfolio Manager)
Jerry Webman


Indeed, by late January, the downward movement in interest rates began to reverse. In this Fund, we are very attentive to changes in interest rates, and were able to adjust the portfolio accordingly, primarily by shortening the duration to an average level compared to our peers.
      Shortly thereafter, Alan Greenspan, chairman of the Federal Reserve Board, made several public comments that the so-called Asian flu might not have as much of a dampening impact on the U.S. economy as most of the investment community had expected. Those statements, as well as better-than-expected 1997 profit results from U.S. corporations, were followed by moderately rising long-term interest rates.

What other strategies worked well during the period?
We owned a large proportion of non-callable bonds, which outperform when interest rates are coming down. That's because when a bond is callable, the issuer can retire it and issue a new bond at a lower interest rate. However, when a bond is non-callable, the investor is assured of receiving fixed interest payments until maturity, which makes a non-callable bond more valuable in a falling interest-rate environment. When interest rates rose somewhat late in January, our non-callable bonds temporarily underperformed, but overall, emphasizing the non-callable structure was a good strategy for the period.


7  Oppenheimer Intermediate Municipal Fund

An interview with your Fund's manager
--------------------------------------------------------------------------------


"We will continue to pursue attractively priced areas of the municipal bond market . . ."

What bonds performed particularly well?
A number of our holdings were upgraded by the national credit rating agencies, such as Standard & Poor's Corporation and Moody's Investors Service. Typically, a credit upgrade leads to higher bond prices, because investors can worry less about whether the issuer will be able to make interest and principal payments. During the period, credit upgrades included bonds issued by New York City and Michigan Sinai Hospital.
      New York City has enjoyed a well-publicized renaissance in terms of its finances and quality of life. The city's economy has been bolstered by the booming brokerage industry. Meanwhile, the crime rate is down and tourism is surging. Another potential turnaround story is the healthcare industry, a troubled sector due to changes brought about by managed care. It presents opportunities for investors willing to search for issuers such as Michigan Sinai Hospital with improving financial strength.
      Because of falling interest rates, a number of our bonds, such as Berkeley Health, a California hospital, were "refunded." In a refunding, a municipality issues new bonds at lower interest rates. Because the original bonds have call protection, and thus cannot be called or paid off, the issuer takes the money from the new security, buys U.S. Treasury bonds, and places them in an escrow account. The Treasury bonds are used to pay off the original bonds as they come due. The original credit quality is no longer at issue, because the payments are backed by the Treasury bonds. Part of our job is to select which bonds are likely to be refunded, because those bonds subsequently increase in price. We were able to anticipate a number of refundings which bolstered the Fund's value.

8   Oppenheimer Intermediate Municipal Fund

" . . . that are temporarily out of favor or are the result of excess supply."

Were there any weak performers in the Fund?
We own some student loan bonds that lagged. On the plus side, student loan bonds tend to pay higher yields, which enhances the Fund's performance. However, because recent graduates tend to pay off their loans once they become established in a career, student loan bonds are likely to be callable. That is, students repay their loans, and the money is either loaned to new students or the investors are paid off early, which means that student loan bonds typically underperform in a period of falling interest rates.

What is your outlook?
Even before the Asian economic crisis, which is likely to slow global growth, the outlook for inflation was that it would remain about 2%. As a result, we remain optimistic about the bond market, which is why we continue to maintain a portfolio that will perform best in a declining interest rate environment. The key fundamental variable that has yet to be resolved is the extent to which the Asian financial crisis is going to impact the U.S. economy. In the meantime, we believe that a quality 10-year municipal bond yielding 4.6% tax-free is very attractive in relation to inflation.

9   Oppenheimer Intermediate Municipal Fund

Financials
-------------------------------------------------------------------------------

10   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                    Ratings:
                                                    Moody's/     Face         Market Value
                                                    S&P/Fitch    Amount       See Note 1
------------------------------------------------------------------------------------------
Municipal Bonds and Notes -- 98.8%
------------------------------------------------------------------------------------------
Alabama--0.9%
Huntsville, AL Health Care Authority, Series
A, MBIA Insured, 5.50%, 6/1/08                      Aaa/AAA      $1,000,000   $1,070,680
------------------------------------------------------------------------------------------
Alaska--0.9%
North Slope Borough, AK GOB, Series B, FSA
Insured, 7.50%, 6/30/01                             Aaa/AAA       1,000,000    1,103,180
------------------------------------------------------------------------------------------
Arizona--2.7%
AZ Educational LMC RRB, Junior Subseries,
6.30%, 12/01/08                                     Aa2/NR/A      3,155,000    3,394,559
------------------------------------------------------------------------------------------
California--16.0%
Berkeley, CA HF RRB, Alta Bates Medical
Center, Series A, 6.50%, 12/1/11                    A2/NR         3,000,000    3,304,080
------------------------------------------------------------------------------------------
CA SCDAU Revenue COP, Cedars-Sinai
Medical Center, MBIA Insured, 6.50%,
8/1/12(1)                                           Aaa/AAA       1,000,000    1,175,770
------------------------------------------------------------------------------------------
CA SCDAU Revenue Refunding COP, Inverse
Floater, 7.119%, 11/1/15(2)                         A1/NR         2,000,000    2,007,500
------------------------------------------------------------------------------------------
Long Beach, CA Aquarium of the Pacific RB,
Series 1995-A, 5.75%, 7/1/05                        NR/BBB        1,500,000    1,592,865
------------------------------------------------------------------------------------------
Long Beach, CA Harbor RRB, Series A, FGIC
Insured, 6%, 5/15/09                                Aaa/AAA       1,000,000    1,118,450
------------------------------------------------------------------------------------------
Pomona, CA USD GORB, Series A, MBIA
Insured, 5.95%, 8/1/10                              Aaa/AAA       1,000,000    1,127,430
------------------------------------------------------------------------------------------
Riverside Cnty., CA Refunding COP, Air Force
Village West, Inc., Series A, 8.125%, 6/15/12       NR/NR         2,290,000    2,499,535
------------------------------------------------------------------------------------------
Sacramento Cnty., CA SPTX Refunding
Bonds, CFD No. 1, 5.60%, 12/1/11                    NR/NR         1,435,000    1,449,092
------------------------------------------------------------------------------------------
Sacramento Cnty., CA SPTX Refunding
Bonds, CFD No. 1, 5.80%, 9/1/09                     NR/NR           790,000      815,944
------------------------------------------------------------------------------------------
Sacramento Cnty., CA SPTX Refunding
Bonds, CFD No. 1, 5.90%, 9/1/10                     NR/NR           785,000      812,130
------------------------------------------------------------------------------------------
Sacramento, CA Cogeneration Authority RB,
Procter & Gamble Project, 6.375%, 7/1/10            NR/BBB-       1,100,000    1,210,550
------------------------------------------------------------------------------------------
San Joaquin Hills, CA Transportation Corridor
Agency Toll Road CAP RRB, Series A, MBIA
Insured, Zero Coupon, 5.25%, 1/15/11(3)             Aaa/AAA       5,450,000    2,938,095
                                                                              ----------
                                                                              20,051,441

11  Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                     Ratings:
                                                     Moody's/       Face          Market Value
                                                     S&P/Fitch      Amount        See Note 1
----------------------------------------------------------------------------------------------
Colorado--1.3%
Denver, CO City & Cnty. Airport RB, Series A,
7%, 11/15/99                                         Baa2/BBB       $1,000,000     $1,047,380
----------------------------------------------------------------------------------------------
Meridian Metropolitan District, CO GORB,
7.50%, 12/1/11                                       A3/NR             500,000        549,260
                                                                                   ----------
                                                                                    1,596,640
----------------------------------------------------------------------------------------------
Connecticut--3.6%
CT DAU RB, Mystic Marinelife Aquarium
Project, Series A, 6.875%, 12/1/17                   NR/NR           1,000,000      1,070,560
----------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe
Special RB, Prerefunded, Series A, 6.50%,
9/1/05(4)                                            Aaa/AAA         1,240,000      1,402,787
----------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe
Special RB, Sub. Lien, Series B, 5.60%,
9/1/09(4)                                            Baa3/NR           600,000        627,810
----------------------------------------------------------------------------------------------
Mashantucket, CT Western Pequot Tribe
Special RB, Unrefunded Balance, Series A,
6.50%, 9/1/05(4)                                     Baa3/BBB-       1,260,000      1,403,917
                                                                                   ----------
                                                                                    4,505,074
----------------------------------------------------------------------------------------------
Florida--3.2%
FL HFA RRB, MH, Series C, 6%, 8/1/11                 NR/AAA          1,000,000      1,069,030
----------------------------------------------------------------------------------------------
Grand Haven, FL CDD SPAST RB, Series A,
6.30%, 5/1/02                                        NR/NR           1,820,000      1,865,755
----------------------------------------------------------------------------------------------
Tampa, FL RRB, Catholic Health System,
Series A-1, 5.25%, 11/15/04                          Aaa/AAA/AAA     1,000,000      1,054,780
                                                                                   ----------
                                                                                    3,989,565
----------------------------------------------------------------------------------------------
Illinois--7.8%
Chicago, IL BOE GOB, School Reform
Project, MBIA Insured, 6.25%, 12/1/11                Aaa/AAA         1,000,000      1,148,910
----------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District
No. 508 Chicago COP, FGIC Insured, 8.75%,
1/1/03                                               Aaa/AAA         3,000,000      3,562,770
----------------------------------------------------------------------------------------------
Cook Cnty., IL Community College District
No. 508 Lease COP, Series C, MBIA Insured,
7.70%, 12/1/07                                       Aaa/AAA         1,000,000      1,246,020
----------------------------------------------------------------------------------------------
IL HFAU RRB, Franciscan Sisters Health Care
Project, Series C, MBIA Insured, 6%, 9/1/09          Aaa/AAA         2,000,000      2,157,580
----------------------------------------------------------------------------------------------
Southwestern IL DAU Hospital RB, St.
Elizabeth Medical Center, 8%, 6/1/10                 NR/A              500,000        538,300
----------------------------------------------------------------------------------------------
Waukegan, IL GOB, MBIA Insured, 7.50%,
12/30/03                                             A1/NR           1,000,000      1,138,830
                                                                                   ----------
                                                                                    9,792,410

12   Oppenheimer Intermediate Municipal Fund

                                                 Ratings:
                                                 Moody's/       Face           Market Value
                                                 S&P/Fitch      Amount         See Note 1
-------------------------------------------------------------------------------------------
Indiana--1.0%
IN Bond Bank RB, State Revolving Fund
Program, Series A, 6.875%, 2/1/12                NR/AAA         $1,135,000     $1,295,727
-------------------------------------------------------------------------------------------
Maine--0.6%
ME Educational LMC Student Loan RRB,
Series A-4, 6.05%, 11/1/04                       Aaa/NR            750,000        790,830
-------------------------------------------------------------------------------------------
Michigan--7.5%
Detroit, MI GORB, Series B, FGIC Insured,
7%, 4/1/04                                       Aaa/AAA         2,000,000      2,276,120
-------------------------------------------------------------------------------------------
MI Hospital FAU RRB, Detroit Medical Group,
Series A, AMBAC Insured, 5%, 8/15/05             Aaa/AAA/AAA     2,180,000      2,253,161
-------------------------------------------------------------------------------------------
MI Hospital FAU RRB, Greater Detroit Sinai
Hospital, Series 1995, 6%, 1/1/08                A2/NR/A         2,500,000      2,680,875
-------------------------------------------------------------------------------------------
MI Strategic Fund SWD RRB, Genesee Power
Station Project, 7.50%, 1/1/21                   NR/NR           2,000,000      2,177,580
                                                                               ----------
                                                                                9,387,736
-------------------------------------------------------------------------------------------
Nebraska--1.7%
NE Higher Education Loan Program, Series
A-6, 5.90%, 6/1/03                               A/NR/A          2,000,000      2,105,060
-------------------------------------------------------------------------------------------
Nevada--1.6%
Clark Cnty., NV PC RRB, Nevada Power Co.
Project, Series D, 5.30%, 10/1/11                NR/BBB-/BBB     2,000,000      2,009,620
-------------------------------------------------------------------------------------------
New Jersey--1.6%
NJ Building Authority RRB, 5%, 6/15/10           Aa2/AA-         2,000,000      2,044,660
-------------------------------------------------------------------------------------------
New Mexico--0.4%
NM Hospital Equipment Loan Council RB,
San Juan Regional Medical Center, Inc.
Project, 7.90%, 6/1/11                           A3/NR             500,000        563,540
-------------------------------------------------------------------------------------------
New York--15.1%
NYC GOB, Prerefunded, Series F, 8.40%,
11/15/07                                         Aaa/AAA         2,140,000      2,477,906
-------------------------------------------------------------------------------------------
NYC GOB, Unrefunded Balance, Series F,
8.40%, 11/15/07                                  A3/BBB+           360,000        410,753
-------------------------------------------------------------------------------------------
NYC GORB, Series A, AMBAC Insured, 7%,
8/1/07                                           Aaa/AAA         2,000,000      2,360,200
-------------------------------------------------------------------------------------------
NYC GORB, Series B, AMBAC Insured, 6.20%,
8/15/06                                          Aaa/AAA         1,500,000      1,671,195
-------------------------------------------------------------------------------------------
NYC GORB, Series G, 5.25%, 8/1/11                A3/BBB+/A-      2,500,000      2,528,400

13    Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                Ratings:
                                                Moody's/      Face         Market Value
                                                S&P/Fitch     Amount       See Note 1
---------------------------------------------------------------------------------------
New York (continued)
NYC IDAU SPF RB, Terminal One Group
Assn. Project, 6%, 1/1/08                       A3/A/A-        $2,000,000   $2,149,620
---------------------------------------------------------------------------------------
NYC IDAU SPF RB, Terminal One Group
Assn. Project, 6.10%, 1/1/09                    A3/A/A-         2,000,000    2,149,100
---------------------------------------------------------------------------------------
NYS DA RRB, Second Hospital-Jamaica
Hospital, Series F, 5.10%, 2/15/12              Baa1/BBB+/A     3,000,000    2,962,260
---------------------------------------------------------------------------------------
NYS HFA RRB, NYC HF, Series A, 6.375%,
11/1/04                                         Baa1/BBB+       2,000,000    2,204,340
                                                                            ----------
                                                                            18,913,774
---------------------------------------------------------------------------------------
Ohio--3.1%
Cleveland, OH COP, Stadium Project, AMBAC
Insured, 6%, 11/15/09                           Aaa/AAA         1,000,000    1,113,430
---------------------------------------------------------------------------------------
Montgomery Cnty., OH HCF RRB, Series B,
6%, 2/1/10                                      NR/NR           1,000,000    1,027,500
---------------------------------------------------------------------------------------
OH Solid Waste RB, Republic Engineered
Steels, Inc. Project, 9%, 6/1/21                NR/NR           1,600,000    1,725,152
                                                                            ----------
                                                                             3,866,082
---------------------------------------------------------------------------------------
Oklahoma--0.9%
OK Industrial Authority Health Systems RB,
Baptist Medical Center, Series C, AMBAC
Insured, 7%, 8/15/05                            Aaa/AAA/AAA       955,000    1,105,919
---------------------------------------------------------------------------------------
Oregon--1.3%
OR Emerald Peoples Utilities District RRB,
FGIC Insured, 7.20%, 11/1/04                    Aaa/AAA         1,420,000    1,656,160
---------------------------------------------------------------------------------------
Pennsylvania--6.2%
PA EDFAU RR RB, Northhampton Generating,
Sr. Lien, Series A, 6.40%, 1/1/09               NR/NR           2,000,000    2,123,780
---------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jeanes Health System Project, 6.20%, 7/1/00     Baa3/BBB        1,360,000    1,401,058
---------------------------------------------------------------------------------------
Philadelphia, PA Hospitals & HEFAU RRB,
Jefferson Health System, Series A, 5%,
5/15/12                                         A1/AA-/AA-      1,000,000      994,440
---------------------------------------------------------------------------------------
Schuylkill Cnty., PA IDAU RR RRB, Schuylkill
Energy Resources, Inc., 6.50%, 1/1/10           NR/NR           3,095,000    3,208,803
                                                                            ----------
                                                                             7,728,081

14    Oppenheimer Intermediate Municipal Fund

                                                          Ratings:
                                                          Moody's/       Face          Market Value
                                                          S&P/Fitch      Amount        See Note 1
---------------------------------------------------------------------------------------------------
South Carolina--4.0%
Charleston Cnty., RR RRB, Foster Wheeler
Charleston, AMBAC Insured, 5.10%, 1/1/08                  Aaa/AAA        $3,000,000     $3,084,510
---------------------------------------------------------------------------------------------------
Florence Cnty., SC IDV RB, Stone Container
Project, 7.375%, 2/1/07                                   NR/NR           1,730,000      1,883,659
                                                                                        ----------
                                                                                         4,968,169
---------------------------------------------------------------------------------------------------
South Dakota--1.3%
SD Student Loan Finance RB, Series A,
5.95%, 8/1/01                                             NR/A+           1,500,000      1,580,520
---------------------------------------------------------------------------------------------------
Tennessee--2.3%
Chattanooga-Hamilton Cnty., TN HA RB,
Erlanger Medical Center, Prerefunded, Series
B, FSA Insured, Inverse Floater, 9.976%,
        5/25/21(2)                                        Aaa/AAA         1,500,000      1,788,750
---------------------------------------------------------------------------------------------------
Memphis Shelby Cnty., TN Airport Authority
RRB, Series A, MBIA Insured, 6.25%, 2/15/11               Aaa/AAA         1,000,000      1,138,490
                                                                                        ----------
                                                                                         2,927,240
---------------------------------------------------------------------------------------------------
Texas--5.6%
Humble, TX ISD CAP GORB, Zero Coupon,
5.15%, 2/15/08(3)                                         Aaa/AAA         2,370,000      1,495,304
---------------------------------------------------------------------------------------------------
Port Corpus Christi, TX IDV Corp. RRB, Valero
Energy Corp., Series D, 5.125%, 4/1/09                    Baa3/BBB-       2,000,000      2,003,500
---------------------------------------------------------------------------------------------------
San Antonio, TX Airport System RRB, AMBAC
Insured, 7.125%, 7/1/05                                   Aaa/AAA/AAA     1,000,000      1,146,900
---------------------------------------------------------------------------------------------------
Tarrant Cnty., TX HFDC RB, Texas Health
Resources System, Series A, MBIA Insured,
5.75%, 2/15/11                                            Aaa/AAA         2,230,000      2,407,307
                                                                                        ----------
                                                                                         7,053,011
---------------------------------------------------------------------------------------------------
Utah--1.7%
Davis Cnty., UT Solid Waste Management &
Recovery RRB, Special Service District,
6.125%, 6/15/09                                           Baa2/BBB+       2,000,000      2,120,040
---------------------------------------------------------------------------------------------------
Vermont--0.8%
VT SAC Educational Loan RB, Series A-3,
FSA Insured, 6.25%, 6/15/03                               Aaa/AAA           900,000        949,653
---------------------------------------------------------------------------------------------------
Washington--0.8%
WA PP Supply System RRB, Nuclear Project
No. 1, 5.40%, 7/1/12                                      Aa1/AA-/AA-     1,000,000      1,017,290

15   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                               Ratings:
                                               Moody's/       Face           Market Value
                                               S&P/Fitch      Amount         See Note 1
-----------------------------------------------------------------------------------------
District of Columbia--1.8%
DC GORB, Series A, AMBAC Insured, 6.50%,
6/1/06                                         Aaa/AAA/AAA     $ 1,000,000   $  1,132,430
-----------------------------------------------------------------------------------------
DC Hospital RRB, Medlantic Healthcare
Group, Series A, MBIA Insured, 6%, 8/15/12     Aaa/AAA           1,000,000      1,109,190
                                                                             ------------
                                                                                2,241,620
-----------------------------------------------------------------------------------------
U.S. Possessions--3.1%
PR CMWLTH GOB, 6.35%, 7/1/10                   Aaa/AAA           1,500,000      1,692,450
-----------------------------------------------------------------------------------------
PR EPAU RB, Series P, 6.75%, 7/1/03            Baa1/BBB+         2,000,000      2,180,540
                                                                             ------------
                                                                                3,872,990
-----------------------------------------------------------------------------------------
Total Investments, at Value (Cost $116,999,659)                       98.8%   123,701,271
-----------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                        1.2      1,463,919
                                                               -----------   ------------
Net Assets                                                           100.0%  $125,165,190
                                                               ===========   ============


16   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
To simplify the listing of securities, abbreviations are used per the table below:


BOE         -- Board of Education                             IDV        -- Industrial Development
CAP         -- Capital Appreciation                           IDAU       -- Industrial Development Authority
CDD         -- Community Development District                 ISD        -- Independent School District
CFD         -- Community Facilities District                  LMC        -- Loan Marketing Corp.
CMWLTH      -- Commonwealth                                   MH         -- Multifamily Housing
COP         -- Certificates of Participation                  NYC        -- New York City
DA          -- Dormitory Authority                            NYS        -- New York State
DAU         -- Development Authority                          PC         -- Pollution Control
EDFAU       -- Economic Development Finance Authority         PP         -- Public Power
EPAU        -- Electric Power Authority                       RB         -- Revenue Bonds
FAU         -- Finance Authority                              RR         -- Resource Recovery
GOB         -- General Obligation Bonds                       RRB        -- Revenue Refunding Bonds
GORB        -- General Obligation Refunding Bonds             SAC        -- Student Assistance Corp.
HA          -- Hospital Authority                             SCDAU      -- Statewide Communities Development
HCF         -- Health Care Facilities                                       Authority
HEFAU       -- Higher Educational Facilities Authority        SPAST      -- Special Assessment
HF          -- Health Facilities                              SPF        -- Special Facilities
HFA         -- Housing Finance Agency                         SPTX       -- Special Tax
HFAU        -- Health Facilities Authority                    SWD        -- Solid Waste Disposal
HFDC        -- Health Facilities Development Corp.            USD        -- Unified School District


1. Securities with an aggregate market value of $352,761 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
2. Represents the current interest rate for a variable rate bond known as an "inverse floater" which pays interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $3,796,250 or 3.03% of the Fund's net assets at March 31, 1998.
3. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $3,434,514 or 2.74% of the Fund's net assets as of March 31, 1998.

As of March 31, 1998, securities subject to the alternative minimum tax amount to $30,746,987 or 24.57% of the Fund's net assets.

See accompanying Notes to Financial Statements.

17   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $116,999,659)--see accompanying statement      $123,701,271
---------------------------------------------------------------------------------------
Cash                                                                            105,226
---------------------------------------------------------------------------------------
Receivables:
Investments sold                                                              2,009,460
Interest                                                                      1,725,240
Shares of beneficial interest sold                                              484,195
Daily variation on futures contracts--Note 5                                     29,688
---------------------------------------------------------------------------------------
Other                                                                            21,314
                                                                           ------------
Total assets                                                                128,076,394
---------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                                         2,008,940
Shares of beneficial interest redeemed                                          372,258
Dividends                                                                       290,958
Daily variation on futures contracts -- Note 5                                   80,688
Distribution and service plan fees                                               75,744
Shareholder reports                                                              51,582
Transfer and shareholder servicing agent fees                                    17,642
Other                                                                            13,392
                                                                           ------------
Total liabilities                                                             2,911,204
---------------------------------------------------------------------------------------

Net Assets                                                                 $125,165,190
                                                                           ============
Composition of Net Assets
Paid-in capital                                                            $118,111,860
---------------------------------------------------------------------------------------
Undistributed net investment income                                             748,411
---------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                       (402,943)
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Notes 3 and 5                     6,707,862
                                                                           ------------
Net assets                                                                 $125,165,190
                                                                           ============


18   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$97,466,813 and 6,340,533 shares of beneficial interest outstanding)                 $15.37
Maximum offering price per share (net asset value plus sales charge of 3.50%
of offering price)                                                                   $15.93
--------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,742,700
and 699,038 shares of beneficial interest outstanding)                               $15.37
--------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
of $16,955,677 and 1,104,991 shares of beneficial interest outstanding)              $15.34

See accompanying Notes to Financial Statements.

19   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Statement of Operations For the Six Months Ended March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Investment Income
Interest                                                                $3,310,584

----------------------------------------------------------------------------------
Expenses
Management fees -- Note 4                                                  290,775
----------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                    113,421
Class B                                                                     47,220
Class C                                                                     76,790
----------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                       56,571
----------------------------------------------------------------------------------
Registration and filing fees                                                40,845
----------------------------------------------------------------------------------
Shareholder reports                                                         19,819
----------------------------------------------------------------------------------
Legal and auditing fees                                                     12,842
----------------------------------------------------------------------------------
Custodian fees and expenses                                                  5,829
----------------------------------------------------------------------------------
Trustees' fees and expenses                                                  2,013
----------------------------------------------------------------------------------
Other                                                                        3,097
                                                                        ----------
Total expenses                                                             669,222

----------------------------------------------------------------------------------
Net Investment Income                                                    2,641,362
----------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                556,753
Closing of futures contracts                                              (217,716)
                                                                        ----------
Net realized gain                                                          339,037

----------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments     1,175,635
                                                                        ----------
Net realized and unrealized gain                                         1,514,672

----------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations                    $4,156,034
                                                                        ==========

See accompanying Notes to Financial Statements.

20   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                          Six Months Ended    Year Ended
                                                          March 31, 1998      September 30,
                                                          (Unaudited)         1997
-------------------------------------------------------------------------------------------
Operations
Net investment income                                     $  2,641,362         $  5,342,423
-------------------------------------------------------------------------------------------
Net realized gain (loss)                                       339,037            (151,731)
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation        1,175,635            3,309,533
                                                            ------------       ------------
Net increase in net assets resulting from operations         4,156,034            8,500,225

-------------------------------------------------------------------------------------------
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                    (2,198,888)           (4,467,924)
Class B                                                      (185,508)             (209,401)
Class C                                                      (303,010)             (533,387)

-------------------------------------------------------------------------------------------
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions -- Note 2:
Class A                                                      9,209,169            1,131,907
Class B                                                      2,932,574            4,656,894
Class C                                                      2,814,245            2,643,754

-------------------------------------------------------------------------------------------
Net Assets
Total increase                                              16,424,616           11,722,068
-------------------------------------------------------------------------------------------
Beginning of period                                        108,740,574           97,018,506
                                                            ------------       ------------
End of period (including undistributed net investment
income of $748,411 and $616,172, respectively)            $125,165,190         $108,740,574
                                                            ============       ============

See accompanying Notes to Financial Statements.

21   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                         Class A
                                         -------------------------------------------------------------------------------
                                         Six Months
                                         Ended
                                         March 31,
                                         1998                       Year Ended September 30,
                                         (Unaudited)    1997           1996            1995          1994        1993
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning
of period                                  $15.16        $14.69         $14.69          $14.23        $15.34      $15.09
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                         .34           .80            .79             .79           .72        .77
Net realized and unrealized
gain (loss)                                   .23           .45           (.01)            .42         (1.00)       .70
                                           ------        ------         ------          ------        ------     ------
Total income (loss) from
investment operations                         .57          1.25            .78            1.21          (.28)      1.47
------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                            (.36)         (.78)          (.78)           (.75)         (.76)      (.75)
Distributions from net
realized gain                                  --            --             --              --            --       (.47)
Distributions in excess of net
realized gain                                  --            --             --              --          (.07)        --
                                           ------        ------         ------          ------        ------     ------
Total dividends and distributions
to shareholders                              (.36)         (.78)          (.78)           (.75)         (.83)     (1.22)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $15.37        $15.16         $14.69          $14.69        $14.23     $15.34
                                           ======        ======         ======          ======        ======     ======
------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(4)          3.80%         8.72%          5.41%           8.78%        (1.92)%    10.31%
------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period
(in thousands)                            $97,467       $87,111        $83,253         $80,535       $83,456    $70,136
------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)                            $93,663       $85,590        $82,217         $79,681       $79,076    $48,915
------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                        4.62%(5)      5.35%          5.35%           5.55%         5.05%      5.08%
Expenses(7)                                  0.97%(5)      1.02%          1.02%           0.98%         1.00%      1.07%(6)
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                   21.8%         31.1%            53%             55%           51%        21%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.
2. For the period from September 11, 1995 (inception of offering) to September 30, 1995.
3. Per share amounts calculated based on the average shares outstanding during the period.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
5. Annualized.

22   Oppenheimer Intermediate Municipal Fund

Class B
-------------------------------------------------------------
Six Months
Ended
March 31,
1998                         Year Ended September 30,
(Unaudited)       1997(3)        1996                 1995(2)
-------------------------------------------------------------


     $15.16         $14.69         $14.69              $14.71
-------------------------------------------------------------

        .31            .67            .66                 .06

        .21            .46             --                (.02)
     ------         ------         ------              ------

        .52           1.13            .66                 .04
-------------------------------------------------------------

       (.31)          (.66)          (.66)               (.06)

         --             --             --                  --

         --             --             --                  --
     ------         ------         ------              ------

       (.31)          (.66)          (.66)               (.06)
-------------------------------------------------------------
     $15.37         $15.16         $14.69              $14.69
     ======         ======         ======              ======
-------------------------------------------------------------
      3.41%           7.88%          4.56%               0.83%
-------------------------------------------------------------
   $10,743          $7,690         $2,858              $  119
-------------------------------------------------------------

   $ 9,487          $4,763         $1,440              $   37
-------------------------------------------------------------
      3.95%(5)        4.54%          4.51%               3.87%(5)
      1.73%(5)        1.79%          1.81%               1.54%(5)
-------------------------------------------------------------
      21.8%           31.1%            53%                55%

Class C
-----------------------------------------------------------------------
Six Months
Ended
March 31,
1998                     Year Ended September 30,
(Unaudited)     1997            1996            1995         1994(1)
----------------------------------------------------------------------
   $15.13         $14.67         $14.67         $14.18          $15.14
----------------------------------------------------------------------

      .30            .66            .68            .69             .46

      .22            .47           (.01)           .43            (.83)
   ------         ------         ------         ------          ------

      .52           1.13            .67           1.12            (.37)
----------------------------------------------------------------------


     (.31)          (.67)          (.67)          (.63)           (.52)

       --             --             --             --              --

       --             --             --             --            (.07)
   ------         ------         ------         ------          ------

     (.31)          (.67)          (.67)          (.63)           (.59)
----------------------------------------------------------------------
   $15.34         $15.13         $14.67         $14.67          $14.18
   ======         ======         ======         ======          ======
----------------------------------------------------------------------
     3.42%          7.85%          4.63%          8.13%          (2.54)%
----------------------------------------------------------------------
  $16,956        $13,940        $10,908         $7,618          $8,511
----------------------------------------------------------------------

  $15,417        $11,970        $ 9,015         $7,437          $4,686
----------------------------------------------------------------------
     3.88%(5)       4.57%          4.56%          4.64%           3.77%(5)
     1.73%(5)       1.77%          1.78%          1.88%           2.24%(5)
----------------------------------------------------------------------
     21.8%          31.1%            53%            55%             51%

6. The expense ratio was 1.05% net of the voluntary assumption by the Manager.
7. Beginning in fiscal 1995, the expense ratio reflects the effect of expenses paid indirectly by the Fund. Prior year expense ratios have not been adjusted.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $32,039,470 and $25,935,104, respectively.

See accompanying Notes to Financial Statements.


23   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Unaudited)
--------------------------------------------------------------------------------
1. Significant Accounting Policies

Oppenheimer Intermediate Municipal Fund (the Fund) is a separate series of Oppenheimer Municipal Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income exempt from Federal income tax by investing primarily in intermediate term municipal bonds. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
(or last determined market value) adjusted for amortization to maturity of any premium or discount. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


24   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1997, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $742,000, expiring in 2003 and 2004.
--------------------------------------------------------------------------------
Distributions to Shareholders.  The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities using the effective yield method, in accordance with federal income tax requirements. As of November 4, 1997, in order to conform book and tax bases, the Fund began amortization of premiums on securities for book purposes. Accordingly, during the six months ended March 31, 1998, amounts have been reclassified to reflect an increase in undistributed net investment income of $178,283, an increase in unrealized appreciation on investments of $719,029 and a decrease in paid-in capital of $897,312. For bonds acquired after April 30, 1993, on disposition or maturity, taxable ordinary income is recognized to the extent of the lesser of gain or market discount that would have accrued over the holding period. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

25   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                             Six Months Ended March 31, 1998   Year Ended September 30, 1997
                             -------------------------------   ----------------------------
                                 Shares         Amount           Shares         Amount
                              ----------    -------------      ----------    -------------
Class A:
Sold                           1,200,192    $  18,509,660       1,232,638    $  18,373,341
Dividends and distributions
reinvested                        99,437        1,523,115         202,901        3,016,871
Redeemed                        (704,889)     (10,823,606)     (1,357,416)     (20,258,305)
                               ---------    -------------      ----------    -------------
Net increase                     594,740    $   9,209,169          78,123    $   1,131,907
                               =========    =============      ==========    =============
--------------------------------------------------------------------------------------------
Class B:
Sold                             217,055    $   3,321,618         337,796    $   5,030,661
Dividends and distributions
reinvested                         8,052          123,351           8,821          131,375
Redeemed                         (33,431)        (512,395)        (33,826)        (505,142)
                               ---------    -------------      ----------    -------------
Net increase                     191,676    $   2,932,574         312,791    $   4,656,894
                               =========    =============      ==========    =============
--------------------------------------------------------------------------------------------
Class C:
Sold                             313,636    $   4,806,574         397,151    $   5,901,848
Dividends and distributions
reinvested                        15,455          236,260          27,933          414,837
Redeemed                        (145,216)      (2,228,589)       (247,738)      (3,672,931)
                               ---------    -------------      ----------    -------------
Net increase                     183,875    $   2,814,245         177,346    $   2,643,754
                               =========    =============      ==========    =============

--------------------------------------------------------------------------------
3. Unrealized Gains and Losses on Investments

At March 31, 1998, net unrealized appreciation on investments of $6,701,612 was composed of gross appreciation of $6,741,545, and gross depreciation of
$39,933.
--------------------------------------------------------------------------------
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.50% on the first $100 million of average annual net assets, 0.45% on the next $150 million, 0.425% on the next $250 million and 0.40% on average annual net assets in excess of $500 million.
      The Manager acts as the accounting agent for the Fund at an annual fee of $12,000, plus out-of-pocket costs and expenses reasonably incurred.
      For the six months ended March 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $181,379, of which $27,749 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer.


26   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $83,384 and $46,547, respectively, of which $2,723 was paid to an affiliated broker/dealer for Class C shares. During the six months ended March 31, 1998, OFDI received contingent deferred sales charges of $9,410 and $7,131, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.
      OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.
      Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
      The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1998, OFDI paid $15,372 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.
      The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $1,926, to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $42,088 and $36,216, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At March 31, 1998, OFDI had incurred excess distribution and servicing costs of $222,478 for Class B and $240,980 for Class C.


27   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------
5. Futures Contracts
The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of March 31, 1998, the Fund had outstanding futures contracts as follows:

                                                    Number of     Valuation as of     Unrealized
                                Expiration Date     Contracts     March 31, 1998      Appreciation
--------------------------------------------------------------------------------------------------
Contracts to Purchase
-----------------------------
U.S. Treasury Bonds, 30 yr.     6/98                50            $6,012,500          $6,250
--------------------------------------------------------------------------------------------------

Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.
      The Fund had no borrowings outstanding during the six months ended March 31, 1998.


28   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
Oppenheimer Intermediate Municipal Fund
--------------------------------------------------------------------------------
A series of Oppenheimer Municipal Fund

--------------------------------------------------------------------------------
Officers and Trustees   James C. Swain, Chairman and Chief Executive Officer
                        Bridget A. Macaskill, Trustee and President
                        Robert G. Avis, Trustee
                        William A. Baker, Trustee
                        Charles Conrad, Jr., Trustee
                        Jon S. Fossel, Trustee
                        Sam Freedman, Trustee
                        Raymond J. Kalinowski, Trustee
                        C. Howard Kast, Trustee
                        Robert M. Kirchner, Trustee
                        Ned M. Steel, Trustee
                        George C. Bowen, Vice President, Treasurer and
                        Assistant Secretary
                        Andrew J. Donohue, Vice President and Secretary
                        Caryn R. Halbrecht, Vice President
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Robert G. Zack, Assistant Secretary

--------------------------------------------------------------------------------
Investment Advisor      OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
Distributor             OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
Transfer and Shareholder
Servicing Agent         OppenheimerFunds Services

--------------------------------------------------------------------------------
Custodian of Portfolio
Securities              Citibank, N.A.

--------------------------------------------------------------------------------
Independent Auditors    Deloitte & Touche LLP

--------------------------------------------------------------------------------
Legal Counsel           Myer, Swanson, Adams and Wolf, P.C.

                        The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors.
                        This is a copy of a report to shareholders of Oppenheimer Intermediate Municipal Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Intermediate Municipal Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


29   Oppenheimer Intermediate Municipal Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
Real Asset Funds
---------------------------------------------------------------------------------------
Real Asset Fund              Gold & Special Minerals Fund

---------------------------------------------------------------------------------------
Global Stock Funds
---------------------------------------------------------------------------------------
Developing Markets Fund      International Growth Fund      Quest Global Value Fund
International Small          Global Fund                    Global Growth & Income Fund
 Company Fund

---------------------------------------------------------------------------------------
Stock Funds
---------------------------------------------------------------------------------------
Enterprise Fund              MidCap Fund                    Growth Fund
Discovery Fund               Capital Appreciation Fund      Disciplined Value Fund
Quest Small Cap Value Fund   Quest Capital Value Fund       Quest Value Fund

---------------------------------------------------------------------------------------
Stock & Bond Funds
---------------------------------------------------------------------------------------
Main Street Income &         Total Return Fund              Disciplined Allocation Fund
 Growth Fund                 Quest Balanced                 Multiple Strategies Fund
Quest Opportunity             Value Fund1                   Convertible Securities Fund(2)
 Value Fund                  Equity Income Fund

---------------------------------------------------------------------------------------
Taxable Bond Funds
---------------------------------------------------------------------------------------
International Bond Fund      Champion Income Fund           U.S. Government Trust
World Bond Fund              Strategic Income Fund          Limited-Term Government Fund
High Yield Fund              Bond Fund

---------------------------------------------------------------------------------------
Municipal Bond Funds
---------------------------------------------------------------------------------------
California Municipal Fund(3) Pennsylvania Municipal Fund(3) Rochester Division:
Florida Municipal Fund(3)    Municipal Bond Fund            Rochester Fund Municipals
New Jersey Municipal Fund(3) Insured Municipal Fund         Limited Term New York
New York Municipal Fund(3)   Intermediate Municipal Fund     Municipal Fund

---------------------------------------------------------------------------------------
Money Market Funds(4)
---------------------------------------------------------------------------------------
Money Market Fund            Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."
2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."
3. Available only to investors in certain states.
4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.
Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.
(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.

30   Oppenheimer Intermediate Municipal Fund

Information and services
--------------------------------------------------------------------------------

Internet
24-hr access to account information.
Online transactions now available


www.oppenheimerfunds.com

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET


1-800-525-7048


Account Transactions
Mon-Fri 8:30am-8pm ET


1-800-852-8457


PhoneLink

24-hr automated information
and automated transactions


1-800-533-3310


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for the Deaf (TDD)

Mon-Fri 8:30am-2pm ET


1-800-843-4461


OppenheimerFunds
Information Hotline
24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments


1-800-835-3104


As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.
      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.
      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.
      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.
      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.
      So call us today, or visit us at our website at www.oppenheimerfunds.com-- we're here to help.


[OPPENHEIMERFUNDS LOGO]

RS0860.001.0398   May 29, 1998